Accounts and Notes Receivable, Net (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2015
Accounts and Notes Receivable, Net [Abstract]
Accounts receivable		$ 3,601	$ 4,595
Less: allowance for doubtful accounts		277	352	$ 369
Accounts receivable, net		3,324	4,243
Notes receivable		75
Total accounts and notes receivable	[1]	$ 3,399	$ 4,243

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).